UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

KOLORFUSION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-28351	84-1317836
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16075 E. 32nd Ave. Suite A Aurora, CO.	80011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 340-9994

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

Effective February 11, 2009, at 5:30 p.m. MST, Mr.Thomas Gerschman was relieved as a director and the Chairman of the (the “Company”).  His position was terminated in accordance with the provisions of a voting group Company by-laws, Colorado Business Corporation Act (Colorado Revised Statutes Title 7) and in compliance with any applicable SEC Rules and Regulations. The vacancy has not yet been filled by the voting group who terminated Mr. Gerschman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOLORFUSION INTERNATIONAL, INC.

Date: February 12, 2009	By:	/s/ Stephen R. Nagel

President and Chief Executive Officer